Note 7 - Long-term Debt (Tables)	6 Months Ended
Jun. 30, 2021
Notes Tables
Schedule of Long-term Debt Instruments [Table Text Block]
	June 30,	December 31,
	2021	2020
Revolving Credit Facility due 2024	$14,000	$-
Debt issuance costs, net (a)	(2,082)	-
Total debt	11,918	-
Less current portion of long-term debt	-	-
Long-term debt, net	$11,918	$-